UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210,
Vancouver, British Columbia		V6C 2X8
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, City Office REIT, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 23, 2025, by and among the Company, MCME Carell Holdings, LP, a Delaware limited partnership (“Parent”), and MCME Carell Merger Sub, LLC, a Maryland limited liability company (“Merger Sub”), pursuant to which, subject to the satisfaction of the terms and conditions set forth in the Merger Agreement, the Company is to merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Parent (the “Merger”). The Merger Agreement provides that, among other things, prior to the effective time of the Merger, the Company will effect the redemption of all outstanding shares of the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Preferred Stock”), for an amount in cash equal to $25.00 per share of the Preferred Stock plus any accrued and unpaid distributions (whether or not declared), and subject to deduction for any required withholding tax (the “Preferred Stock Merger Consideration”).

In connection therewith, on December 4, 2025, the Company delivered notices of redemption with respect to all issued and outstanding shares of the Preferred Stock to holders of the Preferred Stock. Subject to the terms and conditions set forth in the redemption notices, it is currently anticipated that the Preferred Stock will be redeemed on January 9, 2026.

This Current Report on Form 8-K does not constitute a notice of redemption of the Preferred Stock. The redemption of the Preferred Stock will be made solely pursuant to a separate notice of redemption delivered to the holders of the Preferred Stock, which specifies the terms, conditions and procedures for the redemption.

Forward-looking Statements

This Current Report on Form 8-K (“Current Report”) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions.

There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Merger, will be those anticipated by the Company. Forward-looking statements presented in this Current Report are based on management’s beliefs and assumptions made by, and information currently available to, management. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the failure to consummate the Merger; the outcome of any legal proceedings that have been or may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy the conditions to the Merger, including meeting the closing conditions more fully described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Merger; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger on the Company’s relationships with tenants, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this Current Report are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: December 4, 2025	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer, Secretary and Treasurer